EXHIBIT 99.1

FORM 51-102F3 Material Change Report
Under Section 85(1) of the Securities Act (British Columbia)
Under Section 118(1) of the Securities Act (Alberta)
Under Section 27(2) of the Securities Act (Ontario)

ITEM 1.	NAME AND ADDRESS OF COMPANY

Brazauro Resources Corporation. (the “Issuer”) 800 Bering Drive, Suite 208 Houston, Texas 77057

ITEM 2.	DATE OF MATERIAL CHANGE

July 18, 2006

ITEM 3.	NEWS RELEASE

Issued July 18, 2006 and distributed through the facilities of Business Wire.

ITEM 4.	SUMMARY OF MATERIAL CHANGE

Brazauro announces a summary of drill results from 7 holes of the 12 hole phase IV diamond drilling program at Brazauro’s Tocantinzinho Project in Brazil. In addition, Brazauro announces that Pincock, Allen and Holt have been retained to prepare a technical report on the Tocantinzinho Project which will include a resource estimate. Moreover, Brazauro announces that it has terminated its interests in the Mamoal and Batalha properties in Brazil and has outlined the terms of an agreement to acquire a previously existing mining license which covers a portion of the Tocantinzinho Project.

ITEM 5.	FULL DESCRIPTION OF MATERIAL CHANGE

Please see the attached news release.

ITEM 6.	RELIANCE ON SUBSECTION 7.1(2) OR (3) OF NATIONAL INSTRUMENT 51-102

Not applicable.

ITEM 7.	OMITTED INFORMATION

No information has been omitted on the basis that it is confidential information.

ITEM 8.	EXECUTIVE OFFICER

Contact: Mark E. Jones, III, Chairman Telephone: (713) 785-1278

ITEM 9.	DATE OF REPORT

July 21, 2006

BRAZAURO RESOURCES CORPORATION
800 BERING DRIVE, SUITE 208
HOUSTON, TEXAS 77057

BRAZAURO ANNOUNCES STRONG PHASE IV DRILL RESULTS AT
TOCANTINZINHO IN BRAZIL

NEWS RELEASE	July 18, 2006

Brazauro Resources Corporation (Trading Symbol: TSXV:BZO) has completed the Fourth Stage diamond drilling campaign at its Tocantinzinho Project in the Tapajós region of Pará State, Brazil. The program consisted of twelve core holes (TOC 06-35 to TOC 06-46) for a total of 3,022 meters. To date analytical results have been received for seven of the twelve holes. The best results were returned from Hole TOC 06-35 which intersected 108.92 meters averaging 1.48 g/t gold and 159.49 meters averaging 2.16 g/t gold, including 99 meters averaging 3.24 g/t gold.

The objective of the drilling program is to better define specific segments of the 650-meter-long known gold mineralization as well as to test distinct geophysical and geochemical targets outside of the known mineralized zone which were generated by detailed soil sampling and by last year’s airborne geophysical (magnetic) survey.

TOC 06-35 was collared northwest of hole TOC 05-21 to fill a gap in the known mineralization along Cross Section 8. The hole was directed towards the northeast at an inclination of -50o. TOC 06-35 made two significant intersections and is one of the best holes drilled at Tocantinzinho to date. One intersection, from a depth of 48.86 meters to 157.78 meters, an interval of 108.92 meters, averaged 1.48 g Au/tonne. The second intersection, extending from a depth of 173.51 meters to 330.0 meters, an interval of 159.49 meters, averaged 2.16 g Au/tonne. An andesite dike separates the two intervals. Both intervals contain higher grade zones. The upper interval contains a 77.00 meter interval grading 1.85 g Au/tonne. The lower interval contains a 99.00 meter interval grading 3.24 g Au/tonne.

TOC 06-36 was drilled to fill another gap in the area of known mineralization along Cross Section 10. The hole was collared 75 meters to the northwest of TOC 06-35 and was directed N.28°E with an inclination of -50°. This hole made a long intersection of gold mineralization. From a depth of 124.50 meters to 342.80 meters the hole intersected 218.30 meters grading 1.55 g Au/tonne.

TOC 06-37 and TOC 06-39, also located along Cross Section 10, were “stratigraphic” holes, designed to better define the capping andesite and to check the upper extent of gold mineralization. TOC 06-37, with an inclination of -75°, intersected 17.55 meters of mineralization grading 1.1g Au/tonne before entering andesite. On the far side of the andesite, in the interval 90.00 to 144.00 meters, the hole intersected 54.0 meters grading 1.77 g Au/tonne. TOC 06-39, drilled from the site of TOC 06-37 but inclined at -50°, made a 17.47 meter intersection of 1.06 g Au/tonne, crossing andesite from 17.47 to 66.00 meters. From 66 meters to 130.00 meters the hole intersected 64 meters grading 0.93 g Au/tonne.

TOC 06-38 was a wildcat hole drilled to explore for mineralization at depth to the northwest of known mineralization along Cross Section 13. This -70° inclined hole found no significant gold mineralization either near the surface or at depth. TOC 06-41 was drilled to test a large circular magnetic-low feature two kilometers to the northwest of the known Tocantinzinho gold area. The hole intersected a variety of granitic host rocks, some with fresh magnetite. Only traces of pyrite are visible in the core; the drill hole failed to explain the prominent circular magnetic-low anomaly that it tested.

TOC 06-40 tested the northeastern limb of the known mineralization between Cross Sections 13 and 14. The hole was drilled towards the northeast at an inclination of -50o and made an intersection of 53.05 meters, from 72.45 to 125.50 meters depth, grading 1.42 g Au/tonne.

PHASE IV DRILL INTERSECTIONS
DRILL HOLE	FROM (depth in meters)	TO (depth in meters)	INTERVAL (meters)	Au GRAMS (per tonne)	HOLE LENGTH (in meters)

TOC 06-35(1)	48.86	157.78	108.92	1.48	336.80
including	72.00	149.00	77.00	1.85

TOC 06-35(2)	173.51	330.00	159.49	2.16
Including	176.00	275.00	99.00	3.24

TOC 06-36	124.50	342.80	218.30	1.55	376.43
including	148.00	215.00	67.00	1.83
including	257.00	318.75	61.75	2.33

TOC 06-37(1)	0	17.55	17.55	1.10	150.87

TOC 06-37(2)	90.00	144.00	54.00	1.77

TOC 06-38	exploration hole	no significant intersection			336.80

TOC 06-39	0	17.47	17.47	1.06	234.69
	66.00	130.00	64.93

TOC 06-40	72.45	125.50	53.05	1.42	230.21

TOC 06-41	exploration hole	no significant intersection			243.40

Note that the drill widths presented above are drill intervals and may not represent true widths.

Brazauro is awaiting the analytical results from five outstanding drill holes. The drill rig has moved on to another project and is slated to return to Tocantinzinho later this year. Locations of the drill holes discussed above are posted on Brazauro’s website: www.brazauroresources.com

Brazauro has retained the consulting firm of Pincock, Allen & Holt to produce a 43-101-compliant report which will focus on a resource calculation. A 160-kilogram sample of drill core has been delivered to Hazen Research, Inc. of Golden, Colorado for the purpose of conducting extensive gravity, cyanidization, and flotation testing.

After comprehensive study of the Brazauro-generated geochemical, geological, and drilling results, the Mamoal and Batalha projects have been terminated. Brazauro’s Brazilian subsidiary has signed agreements on two very promising new gold properties in the Tapajós region and Brazauro is consolidating its land position surrounding these properties.

Additional News

As announced February 16, 2006 Brazauro’s subsidiary has entered into an agreement to acquire the rights to a mining license which covers the area of the Tocantinzinho Project where Brazauro held the rights to an application for an exploration license numbered 850.196/2003 and on which the eastern portion of the discovery zone is located. Under the terms of the agreement to acquire these rights Brazauro’s subsidiary has agreed to pay the holders of the rights US$150,000 upon signing and a further US$2,850,000 in staged payments over two years, such staged payments being conditional upon publication of Departamento Nacional de Produção Mineral (DNPM) approval of the assignment.

The mining license, once reviewed and approved by the DNPM in Brazil will provide paramount title to the whole area encompassed by application 850.196/2003. The boundaries of this application extend a number of kilometers to the east of the discovery zone at the Tocantinzinho Project providing a substantial buffer area around the discovery zone and its possible extensions. Completion of the review by the DNPM is anticipated soon.

Brazauro holds title to the western portion of the discovery zone at the Tocantinzinho project.

The drilling and exploration program has been conducted under the direction of Stephen Zahony, Vice-President of Brazauro, a “qualified person” under NI 43-101 who has also reviewed this news release.

The sampling and quality control procedures used in connection with the drilling program are described in a news release dated July 12, 2005, which may viewed under Brazauro’s profile on www.sedar.com.

Mark E. Jones III
Chairman

For further information, please contact:

Mark Jones, Chairman Ph: 713-785-1278 info@brazauroresources.com www.brazauroresources.com

The TSX Venture Exchange does not accept responsibility for the adequacy or accuracy of this release. No stock exchange, securities commission or other regulatory authority has approved or disapproved the information contained herein. The news release includes certain “forward-looking statements.” All statements other than statements of historical fact included in this release, including, without limitation, statements regarding potential mineralization, exploration results and future plans and objectives of Brazauro Resources, are forward-looking statements that involve various risks and uncertainties. There can be no assurance that such statements will prove to be accurate and actual results and future events could differ materially from those anticipated in such statements. Important factors that could cause actual results to differ materially from Brazauro’s expectations are exploration risks detailed herein and from time to time in the filings made by the Company with securities regulators.